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                                                                   Exhibit 10.6
ESCROW NO. 97115582-076
           ------------

                               ESCROW AGREEMENT

     This Escrow Agreement ("Agreement") is made and entered into as of the 5th day of January, 1998, by and among Cross-Continent Auto Retailers, Inc., a Delaware corporation (the "Purchaser"), the Chaisson Family Trust R-501 (the "Seller") and United Title of Nevada, Inc., a Nevada corporation (the "Escrow Agent").

                                   RECITALS

     WHEREAS, in accordance with the terms and provisions of that certain Amended and Restated Stock Purchase Agreement dated November 1, 1997 (the "Purchases Agreement"), by and among the Purchaser, the Seller, and JRJ Investments, Inc. (the "Company"), C-CAR has on the date hereof purchased from the Seller all of the issued and outstanding shares of capital stock of the Company (the "Company Shares").

     WHEREAS, pursuant to subparagraph 20(g) of the Purchase Agreement and subject to the terms and conditions of this Agreement, the Purchaser has deposited in escrow with the Escrow Agent a portion of the purchase price for the Company Shares in the aggregate amount reflected in Exhibit "A" attached hereto and by this reference made a part hereof (the "Escrowed Funds"), pending the approval from each of the respective manufacturers (or the authorized sales/distributor entities directly or indirectly owned by the respective manufacturers) of Bentley and Rolls Royce, or Land Rover automobiles (individually, a "Manufacturer" and collectively the "Manufacturers") of the Purchaser, as the owner of the Company, as an authorized new automobile dealer for each respective Manufacturer in Las Vegas, Nevada.

                                  AGREEMENT

     1. The Escrow Agent is hereby authorized and directed to relinquish possession of the Escrowed Funds only in accordance with (a) the instructions set forth herein, or (b) joint written instructions executed by the Purchaser and the Seller.

     2. The Purchaser agrees that upon notification from each of the respective Manufacturers of its approval of the Purchaser, as the owner of the Company, as an authorized new automobile dealer for such Manufacturer in Las Vegas, Nevada, it will forthwith execute and deliver (either by personal delivery or by telecopy) to the Escrow Agent written authorization (referencing the above Escrow No.) to release to Seller such portion of the Escrowed Funds as indicated in Exhibit A relating to such approving Manufacturer. The Escrow Agent shall, within twenty four (24) hours of its receipt of such notice from the Purchaser, or as soon as is otherwise practicable, release such applicable portion of the Escrowed Funds to the Seller.

     3. Where directions or instructions from both the Purchaser and the Seller are required, Escrow Agent shall accept such directions or instructions given in counterpart instruments. Either

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the Purchaser and the Seller may act hereunder through an agent or attorney-in-fact provided satisfactory written evidence of authority is first furnished to the Escrow Agent.

   4. The undersigned agree that this Agreement and the following provisions shall control with respect to the rights, duties and liabilities of the Escrow Agent:

   A. The Escrow Agent is not a party to, and is not bound by, any agreement out of which this escrow may arise, nor shall Escrow Agent be required to construe any contract or instrument deposited herewith, or to observe any terms thereof or of any other agreement even though same may purport to set forth, as between the Purchaser and the Seller, the terms of this escrow; but to the contrary, the terms of this Agreement, as between Escrow Agent, the Purchaser and the Seller, supersede any other contract with reference to this escrow and may be relied upon by the Escrow Agent absolutely and to the exclusion of any and all other agreements, and this Agreement shall not be affected in any manner by any provision not expressly set forth herein.

   B. The Escrow Agent acts hereunder as a depository only, and is not responsible or liable in any manner whatever for the sufficiency, correctness, genuineness, value (or any increase or decrease therein), loss, the collection or collectibility, payment of taxes on, or validity of the Escrowed Funds, or any part thereof, or for the form or execution thereof, for the automatic renewal of any maturing securities, or to collect any interest or redeem any coupons or reinvest the earnings from any securities held (unless it receives written instructions from the Purchaser and agrees in writing to so renew, collect, redeem or reinvest), nor shall Escrow Agent be liable for the lapse of any rights under any statute of limitations, laches, or other rule of law or equity in respect to any Escrowed Funds, or for the identity or authority of any person executing or depositing all or any part of the Escrowed Funds or any other instrument received by Escrow Agent in connection herewith.

   C. In the event Escrow Agent should in good faith initiate an action in the nature of an interpleader (and express authority to do so is hereby given), or in the event Escrow Agent in any other manner becomes involved in litigation in connection with this escrow, the Purchaser and the Seller jointly and severally agree to indemnify and save Escrow Agent harmless of and from any and all liability, claims, demands or causes of action of any nature whatsoever and by whomsoever asserted, arising or to arise therefrom (save and except only liability solely caused by or resulting from Escrow Agent's own gross negligence or willful misconduct, and not otherwise) and from all loss, cost, damages, costs and expenses, including (without limitation) reasonable attorneys' fees suffered or incurred by the Escrow Agent as a result thereof. This and all other obligations of the Purchaser and the Seller shall be payable on demand and shall be performable and payable at the Escrow Agent's office set forth below the Escrow Agent's signature hereon.

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   D. The Escrow Agent shall be privileged to act and protected in acting upon any written instructions, notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other instrument or document which the Escrow Agent in good faith believes to be genuine and what it purports to be, and without any obligation upon Escrow Agent to inquire into the authority of the individual or entity executing or delivering same to Escrow Agent.

   E. The Escrow Agent shall not be liable for anything which it may do or refrain from doing in connection herewith, except its own gross negligence or willful misconduct, and all risk of damage or loss from any other cause whatever shall be upon undersigned.

   F. The Escrow Agent may consult with legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting and absolutely privileged to act in accordance with the reasonable opinion and instructions of such counsel, and any costs incurred by Escrow Agent shall be deemed to be proper charges to be paid by the Purchaser and the Seller to Escrow Agent, failing which Escrow Agent may withhold same from any funds on deposit.

   G. Escrow Agent may, prior to relinquishing possession of any portion of the Escrowed Funds, demand of the recipient thereof execution of a
      receipt and release in the form attached hereto as Exhibit "B."   In the
      event of any disagreement between any of the parties to this agreement, or between them or either or any of them and any other person, resulting, or which could result, in adverse claims or demands being made in connection with the Escrowed Funds, or in the event that the Escrow Agent, in good faith, is in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement shall continue or such doubt shall exist, and in any such event, the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue so to refrain from acting until (1) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (2) all differences shall have been adjusted and all doubts resolved by agreement among all of the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons. The rights of the Escrow Agent under this paragraph are in addition to all other rights which it may have by law or otherwise.

   H. This Agreement shall be binding upon the parties hereto, their successors, heirs, administrators, executors, successors and assigns, and any authority herein given to the Escrow Agent shall not lapse by reason of the supervening incompetence of any party hereto.

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

   I. Compensation for the normal services of the Escrow Agent (in the amounts set forth in Schedule I attached hereto) and a reasonable charge for any extra services performed by the Escrow Agent shall be paid one-half (1/2) each by the Purchaser and the Seller.

   J. Escrow Agent agrees to place the Escrowed Funds into a demand interest-bearing account as directed by the Purchaser, and all interest that accrues thereon shall be payable to the Purchaser at such times as the Purchaser and the Escrow Agent mutually agree, but no later than the date this Agreement is terminated.

      EXECUTED as of the date first above written.

                         CROSS-CONTINENT AUTO RETAILERS, INC.


                         By:
                             ----------------------------------------
                                   Bill Gilliland, Chairman and CEO
                         Address:  1201 S. Taylor
                                   Amarillo, Texas 79101
                                   Federal Tax ID# 75-2653095
                                   Telephone: 806-374-8653
                                   Telecopy:  806-374-3818

                         THE CHAISSON FAMILY TRUST R-501


                         By:
                             ----------------------------------------
                                   James J. Chaisson, Sr., Trustee
                         Address:  c/o James J. Chaisson Sr.
                                   40 Innisbrook
                                   Las Vegas, Nevada 89113
                                   Federal Tax ID# ###-##-####
                                   Telephone: 702-364-8080
                                   Telecopy:  702-227-0171




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     Escrow Agent hereby acknowledges receipt of the Escrowed Funds as described in the foregoing Agreement and hereby agrees to serve as the Escrow Agent thereunder, subject to the terms and conditions therein set out.

          EXECUTED as of the date first above written.

                         UNITED TITLE OF NEVADA, INC.

                         By:
                             --------------------------------------
                         Its:
                             --------------------------------------
                         Address:  3980 Howard Hughes Parkway
                                   Las Vegas, Nevada 89109
                                   Telephone: 702-836-8120
                                   Telecopy:   702-836-8122









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                                 EXHIBIT "A"



          Bentley and Rolls Royce                 $  345,201.00

          Land Rover                              $1,133,780.00
                                                  -------------

               Total                              $1,478,981.00






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                                 EXHIBIT "B"
                         FORM OF RECEIPT AND RELEASE

     The undersigned hereby acknowledges receipt, from United Title of Nevada, Inc., as Escrow Agent, of the amount of $ _____________ (constituting all/part of the Escrowed Funds) pursuant to the terms and conditions of that certain Escrow Agreement (Escrow No.97115582-076). The undersigned acknowledges a faithful and proper performance by the Escrow Agent of its duties under the Escrow Agreement, and in consideration of such delivery of Escrowed Funds to the undersigned, the undersigned hereby releases and discharges the Escrow Agent from all further responsibility or liability as Escrow Agent under the Escrow Agreement with respect to the Escrowed Funds received by the undersigned.

     EXECUTED this ______ day of ____________________, 1998.

                              [Name of Recipient]

                              By:
                                 ---------------------------------------











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